Exhibit 4.2


                        [Lockhart Caribbean Corporation]


CUSIP ________                                              CLASS A COMMON STOCK


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

         INCORPORATED UNDER THE LAWS OF THE UNITED STATES VIRGIN ISLANDS



This certifies that




is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

                         LOCKHART CARIBBEAN CORPORATION

(herein referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares of Class A Common Stock represented hereby are issued and shall be subject to all of the terms, conditions and limitations of the Certificate of Incorporation and Bylaws of the Corporation, including all amendments heretofore or hereafter made to such Certificate of Incorporation or Bylaws, to all of which reference is made hereby.

     This Certificate is not valid unless countersigned by the transfer agent and registered by the registrar of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.


Dated:


Attest:


/s/Cornel A. Williams                                  /s/ John P. de Jongh, Jr.
-----------------------------                          -------------------------
Secretary                    [Corporate seal of        President
and Treasurer          Lockhart Caribbean Corporation]


Countersigned and Registered:

FIRST UNION NATIONAL BANK
TRANSFER AGENT AND REGISTRAR


by /s/
   --------------------------
AUTHORIZED OFFICER

                         LOCKHART CARIBBEAN CORPORATION

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED AND OF EACH SERIES OF PREFERRED STOCK SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES OF PREFERRED STOCK. SUCH REQUESTS MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                               UNIF GIFT MIN ACT--
TEN COM -- as tenants in common                ______________Custodian__________
TEN ENT -- as tenants by the entireties             (Cust)             (Minor)
JT WROS -- as joint tenants with right         under Uniform Gifts to Minors Act
              of survivorship and not as
              tenants in common                _________________________________
                                                           (State)


     Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE



--------------------------------------------------------------------------------
       (Please print or type name and address, including postal zip code, of assignee)

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__________________________________________________________________________Shares
of the Class A Common Stock represented by the within Certificate, and do hereby
irrevocably   constitute   and   appoint    ____________________________________
Attorney, to transfer the said Class A Common Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________                   _______________________________________
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of the
                                         Certificate, in every particular,
                                         without alteration or enlargement, or
                                         any change whatever.

SIGNATURE GUARANTEED:

BY:_____________________________

NOTICE: THE SIGNATURE(S) MUST BE
GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION  (BANKS,  STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO
SEC RULE 17AD-15.